BT INVESTMENT FUNDS
Capital Appreciation Fund

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1999

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE FUND" IN THE FUND'S
PROSPECTUS:

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

THE FOLLOWING REPLACES THE SECTION "MANAGEMENT OF THE FUND: PORTFOLIO MANAGER" IN THE FUND'S PROSPECTUS:

Portfolio Manager. Mary P. Dugan, Vice President of Bankers Trust, is now the portfolio manager of the master portfolio.

o   Joined Bankers Trust in 1994.

o   Served as co-manager of the Small Cap Portfolio from 1994 to 1999.

o Securities Analyst specializing in health care, capital goods and the energy industries at Fred Alger Management from 1992 to 1994.

o   15 years of investment and financial research experience.

o Bachelors degree from the University of Rochester, MBA from New York University, Chartered Financial Analyst.

                                                                  MARCH 29, 1999
               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



CUSIP
055922819

SUPP465